PRO FORMA FINANCIAL INFORMATION


         Presented on the following page is a pro forma combined condensed balance sheet of Hudson United and JeffBanks at March 31, 1999, giving effect to the Hudson United-JeffBanks merger as if it had been consummated at such date. Also presented are the pro forma combined condensed statements of income for the three-month period ended March 31, 1999 and for the years ended December 31, 1998, 1997 and 1996. The unaudited pro forma financial information is based on the historical financial statements of Hudson United and JeffBanks after giving effect to the merger under the pooling-of-interests method of accounting, based upon the assumptions and adjustments contained in the accompanying notes to pro forma combined condensed financial statements and including the 3% stock dividend declared by Hudson United effective December 1, 1999.

         The unaudited pro forma financial information has been prepared by Hudson United's management based upon the historical financial statements and related notes thereto of Hudson United and JeffBanks. The unaudited pro forma financial information should be read in conjunction with those historical financial statements and notes. The pro forma combined information does not include the effect of the recently completed merger of Hudson United with Southern Jersey Bancorp, or the recently completed acquisition of loans and deposits from Advest Bank or the recently completed acquisition of Little Falls Bancorp. The historical amounts presented in future financial statements of Hudson United for periods reported in this joint proxy statement-prospectus will differ and in certain cases will differ materially as a result of the effects of accounting for the Hudson United-JeffBanks merger and the recently completed acquisition of Southern Jersey, as pooling-of-interests.

         The pro forma financial data is not necessarily indicative of the actual financial results that would have occurred had the merger been consummated as of the beginning of the periods for which the data is presented and should not be construed as being representative of future periods.


Pro forma Unaudited Combined Condensed Balance Sheet As of March 31, 1999 ($ in thousands, except per share data)

                                                        Hudson United
                                                           Bancorp                           Pro forma         Pro forma
  Assets                                                                    JeffBanks       Adjustments        Combined
                                                        ---------------   --------------   --------------    --------------
  Cash and due from banks                               $      242,368     $     59,662    $          --      $    302,030
  Federal funds sold                                             8,819           23,000               --            31,819
  Securities                                                 3,064,880          286,568               --         3,351,448
  Assets held for sale                                              --           16,226               --            16,226
  Loans                                                      3,424,314        1,248,535               --         4,672,849
  Less:  Allowance for loan losses                             (54,504)         (11,930)              --           (66,434)
                                                        ---------------   --------------   --------------    --------------
         Total Loans                                         3,369,810        1,236,605               --         4,606,415
                                                        ---------------   --------------   --------------    --------------
  Other assets                                                 275,253           57,125               --           332,378
  Intangibles, net of amortization                              84,937            5,281               --            90,218
                                                        ---------------   --------------   --------------    --------------
         Total Assets                                   $    7,046,067     $  1,684,467    $          --       $ 8,730,534
                                                        ===============   ==============   ==============    ==============

  Liabilities and Stockholders' Equity
  Deposits:
  Non-interest bearing                                  $      870,506     $    205,528    $          --      $  1,076,034
         Interest bearing                                    4,061,461        1,039,084               --         5,100,545
                                                        ---------------   --------------   --------------    --------------
             Total deposits                                  4,931,967        1,244,612                          6,176,579
                                                        ---------------   --------------   --------------    --------------
  Borrowings                                                 1,292,644          228,648               --         1,521,292
  Other liabilities                                            194,287           20,998               --           215,285
                                                        ---------------   --------------   --------------    --------------
                                                             6,418,898        1,494,258               --         7,913,156
  Subordinated debt                                            100,000           31,920               --           131,920
  Company-obligated mandatorily redeemable
         preferred securities                                  100,000           25,300               --           125,300
                                                        ===============   ==============   ==============    ==============
             Total Liabilities                               6,618,898        1,551,478               --         8,170,376
                                                        ===============   ==============   ==============    ==============
  Stockholders' Equity:
         Preferred stock                                            --               --               --                --
         Common stock                                           72,246           10,512            7,776            90,534
         Additional paid in capital                            262,855           97,563           (7,776)          352,642
         Retained earnings                                     128,030           24,359               --           152,389
         Treasury Stock                                        (34,484)              --               --           (34,484)
         Employee stock awards & ESOP shares                    (2,243)              --               --            (2,243)
         Accumulated other comprehensive income                    765              555               --             1,320
                                                        ---------------   --------------   --------------    --------------
             Total Stockholders' Equity                        427,169          132,989               --           560,158
                                                        ---------------   --------------   --------------    --------------
         Total Liabilities and Stockholders' Equity     $    7,046,067     $  1,684,467     $         --      $  8,730,534
                                                        ===============   ==============   ==============    ==============

  Common shares outstanding (in thousands)                      40,761           10,512                             51,047
  Book value per common share                           $        10.48     $      12.65                       $      10.97


See notes to pro forma financial information.


Pro forma Unaudited Combined Condensed Statements of Income For the Three Months
Ended March 31, 1999 ($ in thousands, except per share data)

                                                     Hudson
                                                     United                                  Pro forma
                                                     Bancorp             JeffBanks            Combined
                                                  --------------       --------------       -------------
  Interest on loans                                 $    68,862          $    25,655          $   94,517
  Interest on securities                                 41,956                4,425              46,381
  Other interest income                                     324                  238                 562
                                                  --------------       --------------       -------------
         Total Interest Income                          111,142               30,318             141,460
                                                  --------------       --------------       -------------
  Interest on deposits                                   31,984               11,476              43,460
  Interest on borrowings                                 16,611                3,766              20,377
                                                  --------------       --------------       -------------
         Total Interest Expense                          48,595               15,242              63,837
                                                  --------------       --------------       -------------
  Net Interest Income before
    provision for loan loss                              62,547               15,076              77,623
  Provision for loan loss                                 2,500                1,455               3,955
                                                  --------------       --------------       -------------
  Net Interest Income after
    provision for loan loss                              60,047               13,621              73,668
  Non-interest income                                    17,479                4,094              21,573
  Non-interest expense                                   39,679               12,824              52,503
                                                  --------------       --------------       -------------
  Income before income taxes                             37,847                4,891              42,738
  Income tax provision                                   13,246                  997              14,243
                                                  --------------       --------------       -------------
         Net income                                 $    24,601          $     3,894          $   28,495
                                                  ==============       ==============       =============

  Earnings per share:
         Basic                                      $      0.60          $      0.37          $     0.55
         Diluted                                    $      0.59          $      0.36          $     0.54

  Weighted Average Common Shares:
             (in thousands)
         Basic                                           41,182               10,482              51,439
         Diluted                                         41,814               10,953              52,531


See notes to pro forma financial information.


Pro forma Unaudited Combined  Condensed  Statements of Income For the Year Ended
December 31, 1998 ($ in thousands, except per share data)

                                                     Hudson
                                                     United                                  Pro forma
                                                     Bancorp             JeffBanks            Combined
                                                  --------------       --------------       -------------
  Interest on loans                                $    298,311          $    99,924         $   398,235
  Interest on securities                                162,783               21,025             183,808
  Other interest income                                   7,453                2,544               9,997
                                                  --------------       --------------       -------------
         Total Interest Income                          468,547              123,493             592,040
                                                  --------------       --------------       -------------
  Interest on deposits                                  161,077               48,858             209,935
  Interest on borrowings                                 53,276               14,862              68,138
                                                  --------------       --------------       -------------
         Total Interest Expense                         214,353               63,720             278,073
                                                  --------------       --------------       -------------
  Net Interest Income before
    provision for loan loss                             254,194               59,773             313,967
  Provision for loan loss                                14,374                5,963              20,337
                                                  --------------       --------------       -------------
  Net Interest Income after
    provision for loan loss                             239,820               52,810             293,630
  Non-interest income                                    33,299               15,215              48,514
  Non-interest expense                                  232,096               53,593             285,689
                                                  --------------       --------------       -------------
  Income before income taxes                             41,023               15,432              56,455
  Income tax provision                                   17,872                4,000              21,872
                                                  --------------       --------------       -------------
         Net income                                 $    23,151           $   11,432          $   34,583
                                                  ==============       ==============       =============

  Earnings per share:
         Basic                                      $      0.55           $     1.11          $     0.67
         Diluted                                    $      0.54           $     1.04          $     0.64

  Weighted Average Common Shares:
             (in thousands)
         Basic                                           41,859               10,301              51,939
         Diluted                                         42,947               10,956              53,667


See notes to pro forma financial information.


Pro forma Unaudited Combined  Condensed  Statements of Income For the Year Ended
December 31, 1997 ($ in thousands, except per share data)

                                                     Hudson
                                                     United                                  Pro forma
                                                     Bancorp             JeffBanks            Combined
                                                  --------------       --------------       -------------
  Interest on loans                                 $   306,800          $    87,794         $   394,594
  Interest on securities                                159,620               18,895             178,515
  Other interest income                                   4,795                3,931               8,726
                                                  --------------       --------------       -------------
         Total Interest Income                          471,215              110,620             581,835
                                                  --------------       --------------       -------------
  Interest on deposits                                  175,645               40,776             216,421
  Interest on borrowings                                 40,635               14,876              55,511
                                                  --------------       --------------       -------------
         Total Interest Expense                         216,280               55,652             271,932
                                                  --------------       --------------       -------------
  Net Interest Income before
    provision for loan loss                             254,935               54,968             309,903
  Provision for loan loss                                12,775                3,700              16,475
                                                  --------------       --------------       -------------
  Net Interest Income after
    provision for loan loss                             242,160               51,268             293,428
  Non-interest income                                    54,180               13,203              67,383
  Non-interest expense                                  181,308               46,570             227,878
                                                  --------------       --------------       -------------
  Income before income taxes                            115,032               17,901             132,933
  Income tax provision                                   45,205                4,570              49,775
                                                  --------------       --------------       -------------
         Net income                                 $    69,827          $    13,331         $    83,158
                                                  ==============       ==============       =============

  Earnings per share:
         Basic                                      $      1.62          $      1.33         $      1.58
         Diluted                                    $      1.55          $      1.25         $      1.50

  Weighted Average Common Shares:
             (in thousands)
         Basic                                           42,603                9,660              52,055
         Diluted                                         44,944               10,317              55,039


See notes to pro forma financial information.



Pro forma Unaudited Combined  Condensed  Statements of Income For the Year Ended
December 31, 1996 ($ in thousands, except per share data)


                                                     Hudson
                                                     United                                  Pro forma
                                                     Bancorp             JeffBanks            Combined
                                                  --------------       --------------       -------------
  Interest on loans                                 $   287,671          $    86,145         $   373,816
  Interest on securities                                150,856               18,548             169,404
  Other interest income                                   3,987                2,407               6,394
                                                  --------------       --------------       -------------
         Total Interest Income                          442,514              107,100             549,614
                                                  --------------       --------------       -------------
  Interest on deposits                                  173,521               40,248             213,769
  Interest on borrowings                                 27,045               11,693              38,738
                                                  --------------       --------------       -------------
         Total Interest Expense                         200,566               51,941             252,507
                                                  --------------       --------------       -------------
  Net Interest Income before
    provision for loan loss                             241,948               55,159             297,107
  Provision for loan losses                              17,140               10,115              27,255
                                                  --------------       --------------       -------------
  Net Interest Income after
    provision for loan loss                             224,808               45,044             269,852
  Non-interest income                                    40,257               10,496              50,753
  Non-interest expense                                  204,679               46,222             250,901
                                                  --------------       --------------       -------------
  Income before income taxes                             60,386                9,318              69,704
  Income tax provision                                   23,490                4,238              27,728
                                                  --------------       --------------       -------------
         Net income                                 $    36,896           $    5,080          $   41,976
                                                  ==============       ==============       =============

  Earnings per share:
         Basic                                      $      0.83           $     0.56          $     0.78
         Diluted                                    $      0.80           $     0.53          $     0.76

  Weighted Average Common Shares:
             (in thousands)
         Basic                                           43,674                8,775              52,260
         Diluted                                         46,340                9,247              55,288


See notes to pro forma financial information.

Notes to Pro Forma Financial Information

         (1) Pro forma information assumes the merger was consummated as of March 31, 1999 for the pro forma unaudited combined condensed balance sheet and as for the beginning of each of the periods indicated for the pro forma unaudited combined condensed statements of income. The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

         (2) It is assumed that the merger will be accounted for on a pooling-of-interests accounting basis, and accordingly, the related pro forma adjustments herein reflect, where applicable, an exchange ratio of 0.9785 shares of Hudson United common stock for each of the 11,101,757 shares of JeffBanks common stock which were outstanding at November 30, 1999.

         (3) Anticipated cost savings net of expected merger-related expense and restructuring charges are not expected to be material and therefore the pro form financial information does not give effect to those items.

         (4) In summary, the pro forma financial information was adjusted for the merger by the (i) addition of 10,285,928 shares of Hudson United Common Stock with a stated value of $1.778 per share amounting to $18,288,381 and (ii) elimination of 10,511,935 shares of JeffBanks common stock with a par value of $1.00 per share amounting to $10,511,935.

         (5) Earnings per share data has been computed based on the combined historical net income applicable to common shareholders of Hudson United using historical weighted average shares outstanding of Hudson United common stock for the given period and the common stock to be issued in connection with the merger.

         (6) The pro forma information presented above does not reflect Hudson United's recently completed acquisitions of Southern Jersey Bancorp, Little Falls Bancorp and retained assets and liabilities of Advest Bank.